Exhibit 10.26e

FIFTH AMENDMENT

TO THE

STOCKHOLDERS AGREEMENT

DATED AS OF JANUARY 31, 2006

BETWEEN

FGIC CORPORATION,

THE PMI GROUP, INC.,

BLACKSTONE CAPITAL PARTNERS IV L.P.,

BLACKSTONE CAPITAL PARTNERS IV-A L.P.,

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A L.P.,

CYPRESS MERCHANT BANKING PARTNERS II L.P.,

CYPRESS MERCHANT BANKING II C.V.,

CYPRESS SIDE-BY-SIDE LLC,

55TH STREET PARTNERS II L.P.,

CYPRESS FGIC INVESTORS LLC,

CIVC/FGIC INVESTMENT COMPANY LLC

CIVC PARTNERS FUND III, L.P.

CIVC PARTNERS FUND IIIA, L.P.

AND THE

MANAGEMENT INVESTORS

FIFTH AMENDMENT TO THE STOCKHOLDERS AGREEMENT

This FIFTH AMENDMENT TO THE STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of January 31, 2006, and is among the parties signatory hereto.

BACKGROUND

1. FGIC Corporation (as successor by merger to Falcons Acquisition Corp.), a Delaware corporation (the “Company”), The PMI Group, Inc., a Delaware corporation (together with any Affiliated transferee within the contemplation of Section 2.5 of the Agreement (as defined below), “PMI”), Blackstone Capital Partners IV L.P., a Delaware limited partnership (“BCP IV”), Blackstone Capital Partners IV-A L.P., a Delaware limited partnership (“BCP IV-A”) and Blackstone Family Investment Partnership IV-A L.P., a Delaware limited partnership (“BFIP IV-A,” and together with BCP IV, BCP IV-A and any other Affiliated transferee within the contemplation of Section 2.5, “Blackstone”), Cypress Merchant Banking Partners II L.P., a Delaware limited partnership (“Cypress Onshore”), Cypress Merchant Banking II C.V., a Netherlands limited partnership (“Cypress Offshore”), Cypress Side-by-Side LLC, a Delaware limited liability company (“Cypress Side-by-Side”), 55th Street Partners II L.P., a Delaware limited partnership (“Cypress 55th Street”), Cypress FGIC Investors LLC, a Delaware limited liability company, as a “Cypress Vehicle” (as described below) (“Cypress/FGIC,” and together with Cypress Onshore, Cypress Offshore, Cypress Side-by-Side, Cypress 55th Street, any other “Cypress Vehicle,” any “Cypress Coinvestor” (as described below) and any other Affiliated transferee within the contemplation of Section 2.5 of the Agreement, “Cypress”), CIVC/FGIC Investment Company LLC, a Delaware limited liability company, as a “CIVC Vehicle” (as described below) (“CIVC/FGIC”), CIVC Partners Fund III, L.P., a Delaware limited partnership (“CIVC Fund III”), CIVC Partners Fund IIIA, L.P., a Delaware limited partnership (“CIVC Fund IIIA”, and together with CIVC/FGIC, CIVC Fund III, any other “CIVC Vehicle” and any other Affiliated transferee within the contemplation of Section 2.5 of the Agreement, “CIVC”; and together with PMI, Blackstone and Cypress, the “Investors”) and the management investors listed on Annex A to the Agreement and any other management investors who subsequently become a party to the Agreement (the “Management Investors”) pursuant to the Agreement have entered into a Stockholders Agreement dated as of August 3, 2003, as amended by the First Amendment thereto dated as of December 18, 2003, the Second Amendment thereto dated as of February 25, 2004, the Third Amendment thereto dated as of July 14, 2004 and the Fourth Amendment thereto dated as of October 25, 2005 (as so amended, the “Agreement”). Capitalized terms used and not otherwise defined herein have the meanings set forth in the Agreement.

2. The Company and the Investors desire to enter into Director Investor Agreements (as defined below) with certain non-employee directors of the Company or one of its subsidiaries.

3. The parties hereto desire to amend the Agreement in order to reflect such Director Investor Agreements.

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NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties, intending legally to be bound, agree as follows:

1.	Amendments to Article I.

(a) Section 1.1 of the Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

“Director Investor” means an individual who is or will be a non-employee director of the Company or one of its subsidiaries and who has entered or will enter into a Director Investor Agreement, it being understood that an individual shall not be deemed a Director Investor hereunder until such individual is a non-employee director of the Company or one of its subsidiaries and has entered into a Director Investor Agreement.

“Director Investor Agreement” means a stockholder’s agreement in substantially the form attached as Annex F hereto which has been, or which in the future will be, entered into among the Company, one or more Director Investors and the Investors.

(b) Section 1.2 of the Agreement is hereby amended by adding the term “Separate Agreement” in its proper alphabetical order, with a reference to such term in Section 2.7(a) where such term first appears.

2.	Amendments to Article II.

(a) Section 2.7(a) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following Section 2.7(a):

In the event that the rights of first offer set forth in Section 2.9 are not exercised, any Investor or Permitted Transferee of any Investor proposing to Transfer any Equity Securities (a “Transferring Investor”) after the end of the Stockholders’ Agreement Transfer Restriction Period, or as otherwise permitted under Section 2.2(c), but prior to the Qualified IPO, shall be entitled to Transfer such Equity Securities during the time periods set forth in Section 2.9(e) and (f) subject to the following. The Transferring Investor shall have the obligation, and each other Investor, Management Investor and Permitted Transferees (for purposes of this Section 2.7, the “Other Investors”) who is not then in breach of this Agreement shall have the right, to include a number of shares of each class of Equity Securities in such proposed Transfer, at the same price per security and upon the same terms and conditions as to be paid and given to the Transferring Investor(s), equal to the product (rounded up to the nearest whole number) of (i) a fraction, the numerator of which is the number of shares of such class of Equity Securities being Transferred held by such Other Investor and the denominator of which is the number of shares of such class of Equity Securities held by the Transferring Investor, all of the Other Investors seeking to exercise tag-along rights pursuant to this Section 2.7 and any other securityholders (including Other

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Management Investors and Director Investors) seeking to exercise tag-along rights similar to those provided for in this Section 2.7 contained in a comparable agreement (including an Other Management Investor Agreement or a Director Investor Agreement) (each, a “Separate Agreement”) multiplied by (ii) the number of shares of such class of Equity Securities proposed to be sold in the contemplated sale. The Other Investors must agree to make substantially the same representations, warranties, covenants and indemnities and other similar agreements as the Transferring Investor(s) agree to make in connection with the proposed Transfer of the Equity Securities of the Transferring Investor(s).

(b) Section 2.7(b) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following Section 2.7(b):

Each Transferring Investor shall give notice to each of the Other Investors of each proposed Transfer giving rise to the rights of the Other Investors set forth in Section 2.7(a) at least 30 days prior to the proposed consummation of such Transfer, setting forth the name of the Transferring Investor, the number of shares proposed to be so transferred, the name and address of the proposed transferee, the proposed amount and form of consideration and terms and conditions of payment offered by such proposed transferee, and a representation that the proposed transferee has been informed of the “tag-along” rights provided for in this Section 2.7. The tag-along rights provided pursuant to this Section 2.7 must be exercised by any Other Investor within 15 days following receipt of the notice required by the preceding sentence, by delivery of a written notice to the Transferring Investor(s) indicating such Other Investor’s desire to exercise its rights and specifying the number of shares (up to the maximum number of shares owned by such Other Investor, subject to reduction in accordance with Section 2.7(a)). If any Other Investor or other securityholder (including Other Management Investors and Director Investors) seeking to exercise tag-along rights similar to those provided for in this Section 2.7 in a Separate Agreement accepts the offer contained in the tag-along notice required by the first sentence of this Section 2.7(b) or relevant section of any Separate Agreement, and the Transferring Investor has not consummated the proposed Transfer within six months from the date of the definitive agreement providing the terms and conditions of the sale of Equity Securities by the Transferring Investor to the proposed transferee, then the provisions of this Section 2.7 shall again apply, and such Transferring Investor shall not Transfer or offer to Transfer such Equity Securities not Transferred during such time period without again complying with this Section 2.7. If the proposed transferee fails to purchase shares from any Other Investor that has properly exercised its tag-along rights under Section 2.7(a), then the Transferring Investor(s) shall not be permitted to make the proposed Transfer.

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3.	Amendments to Article IX.

(a) Section 9.2 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following Section 9.2:

9.2 Other Stockholders’ Agreements. Other than the Securityholders Agreement, Other Management Investor Agreements and Director Investor Agreements (so long as consented to in writing by the Principal Investors), none of the parties hereto shall enter into any stockholder agreement or other arrangement of any kind with any Person with respect to, directly or indirectly, any Equity Securities which is inconsistent with the provisions of this Agreement. Each party hereto agrees that any agreement other than this Agreement, Other Management Investor Agreements, Director Investor Agreements, the Securityholders Agreement and the restricted share unit grant agreements referred to in the Director Investor Agreements, with respect to, directly or indirectly, any Equity Securities among any of such parties are hereby terminated and of no further force and effect.

(b) Section 9.4 of the Agreement is hereby amended by adding the following to the end of Section 9.4:

For the avoidance of doubt, no covenant or obligation of any party hereto shall inure to the benefit of any Director Investor and none of the Director Investors shall have any rights or remedies hereunder and no consent or approval of any Director Investor shall be required for any amendment or waiver of any term or provision hereof.

4.	Amendments to Annexes.

The Agreement is hereby amended by adding Annex F thereto in the form attached hereto as Annex F.

5.	Miscellaneous.

Except as specifically amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the individuals whose names appear below and by the duly authorized representatives of each party hereto as of the first date written.

FGIC CORPORATION

By:	/s/ Frank J. Bivona
Name:	Frank J. Bivona
Title:	Chief Executive Officer

THE PMI GROUP, INC.

By:	/s/ Bradley M. Shuster
Name:	Bradley M. Shuster
Title:	President, International and
Strategic Investments

BLACKSTONE CAPITAL PARTNERS IV L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name	: Chinh E. Chu
Title:	Senior Managing Director,
Private Equity Group

BLACKSTONE CAPITAL PARTNERS IV-A L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:	Chinh E. Chu
Title:	Senior Managing Director,
Private Equity Group

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV-A, L.P.

By:	Blackstone Management Associates IV L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name	: Chinh E. Chu
Title:	Senior Managing Director,
Private Equity Group

CYPRESS MERCHANT BANKING PARTNERS II L.P.

By:	Cypress Associates II LLC,
as general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	President

CYPRESS MERCHANT BANKING II C.V.

By:	Cypress Associates II LLC,
as managing general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	President

CYPRESS SIDE-BY-SIDE LLC

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	President

55TH STREET PARTNERS II L.P.

By:	Cypress Associates II LLC,
as general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	President

CYPRESS FGIC INVESTORS LLC

By:	Cypress Merchant Banking Partner II L.P.,
as Managing Member

By:	Cypress Associates II LLC,
as general partner

By:	/s/ William L. Spiegel
Name:	William L. Spiegel
Title:	President

CIVC/FGIC INVESTMENT COMPANY LLC
as a CIVC Vehicle (as defined herein)

By:	CIVC Partners, L.P.,
its Managing Member

By:	CIVC Management GP, LLC,
its General Partner

By:	/s/ Daniel Helle
Name:	Daniel Helle
Title:	Partner

CIVC PARTNERS FUND III, L.P.

By:	CIVC GP III, L.P.,
its General Partner

By:	GP III, LLC,
its General Partner

By:	/s/ Daniel Helle
Name:	Daniel Helle
Title:	Partner

CIVC PARTNERS FUND IIIA, L.P.

By:	CIVC GP IIIA, L.P.,
its General Partner

By:	CIVC GP, LLC,
its General Partner

By:	/s/ Daniel Helle
Name:	Daniel Helle
Title:	Partner

Thomas Adams

/s/ Thomas Adams

Frank Bivona

/s/ Frank Bivona

Jeffrey Fried

/s/ Jeffrey Fried

Howard Pfeffer

/s/ Howard Pfeffer

Timothy Travers

/s/ Timothy Travers